UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2000

                                 CERTICOM CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Yukon Territory, Canada              1-15010                 Not Applicable
------------------------     ----------------------          -------------------
(Province or other          (Commission file number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

                                 Certicom Corp.
                           25801 Industrial Boulevard
                            Hayward, California 94545
 -------------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (510) 780-5400


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)



Item 4.  Changes in Accountants

               On August 23, 2000, the Registrant engaged the accounting firm of KPMG LLP as the Registrant's independent accountants. On that same date, Deloitte & Touche LLP was dismissed effective August 23, 2000. The decision to change independent


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accountants  was approved by the Audit  Committee of the  Registrant's  Board of
Directors.

               During the two most recent fiscal years ended April 30, 1999 and April 30, 2000 and interim periods subsequent to April 30, 2000, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

               Deloitte & Touche LLP's report on the Registrant's financial statement for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

               During the two most recent fiscal years and interim periods subsequent to April 30, 2000, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

               The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of this letter, which confirms Deloitte & Touche LLP's concurrence with the above statements, is filed as Exhibit 16.1 to this Form 8-K.

               During the two most recent fiscal years and interim periods subsequent to April 30, 2000 and prior to employing KPMG LLP, neither the Registrant nor anyone on its behalf consulted KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(14)) or a reportable event.

Item 7.  Exhibits

           Exhibit No.       Description
           -----------       -----------

           16.1              Letter from Deloitte & Touche dated August 23, 2000


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


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Certicom Corp.

                                            /s/ Richard D. Brounstein
                                            -------------------------
                                            Richard D. Brounstein
                                            Senior Vice President, Finance,
                                            Chief Financial Officer and
                                            Secretary


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